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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

                1-11373                                 31-0958666
       (Commission File Number)            (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under this "Item 2.02 Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A copy of a press release announcing the Registrant's results for the first fiscal quarter ended September 30, 2004 is attached hereto as Exhibit 99.01.

         Attached hereto as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special charges provides a useful representation of the Registrant's current performance and trends. In addition, Exhibit 99.02 includes a discussion of certain items in the Company's segment disclosure that are either infrequent or will aid the reader in analyzing comparability between prior periods.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.01 Press Release issued by the Registrant on November 4, 2004, and furnished under this Current Report.

     99.02 Information provided by the Company on November 4, 2004, and furnished under this Current Report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cardinal Health, Inc.
                                           (Registrant)


Date:  November 4, 2004                    By:  /s/ J. Michael Losh
                                               --------------------
                                                Name:   J. Michael Losh
                                                Title:  Chief Financial Officer


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